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                                                                    Exhibit 23.3


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 10, 2005, with respect to the consolidated financial statements and schedule of NDCHealth Corporation, included in Amendment No. 1 to the Registration Statement (Form S-4 No. 333-128612) and related joint proxy statement/prospectus of Per-Se Technologies, Inc.

                                       /s/ Ernst & Young LLP

Atlanta, Georgia
November 9, 2005